[Logo] M F S(SM)                                                   Annual Report
INSTITUTIONAL ADVISORS, INC                                       for Year Ended
                                                                   June 30, 1998



--------------------------------------------------------------------------------
MFS(R) INSTITUTIONAL MID CAP GROWTH FUND
(FORMERLY MFS(R) INSTITUTIONAL MID CAP GROWTH EQUITY FUND)
--------------------------------------------------------------------------------



                               [Graphic Omitted]

MFS(R) INSTITUTIONAL MID CAP GROWTH FUND
(FORMERLY MFS(R) INSTITUTIONAL MID CAP GROWTH EQUITY FUND)

TRUSTEES                                 INVESTMENT ADVISER
Jeffrey L. Shames*                       Massachusetts Financial Services
Chairman, Chief Executive Officer, and    Company
Director, MFS(R) Investment              500 Boylston Street
Management(SM)                           Boston, MA 02116-3741

Nelson J. Darling, Jr.                   DISTRIBUTOR
Professional Trustee                     MFS Fund Distributors, Inc.
                                         500 Boylston Street
William R. Gutow                         Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management         INVESTOR SERVICE
 Company;                                MFS Service Center, Inc.
Real Estate Consultant                   P.O. Box 2281
                                         Boston, MA 02107-9906
PORTFOLIO MANAGER
John W. Ballen*                          For additional information,
Mark Regan*                              contact your financial adviser.

CHAIRMAN AND PRESIDENT                   CUSTODIAN
Jeffrey L. Shames*                       State Street Bank and Trust Company

TREASURER                                AUDITORS
W. Thomas London*                        Deloitte & Touche LLP

ASSISTANT TREASURERS                     WORLD WIDE WEB
Mark E. Bradley*                         www.mfs.com
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

--------------------------------------------------------------------------------

                For the fourth year in a row, MFS earned a #1 ranking
                in the DALBAR, Inc. Broker/Dealer Survey, Main Office
                Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A
[Dalbar logo]   total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

--------------------------------------------------------------------------------

*Affiliated with the Investment Adviser


--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders:
With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about
29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Internationally, the economic turmoil in Asia continues to be a concern to us, and we believe the United States has yet to see the full impact of this crisis. There have been brief periods when some Asian economies appeared to improve, but the situation remains quite dynamic and could turn worse before getting better. While the crisis has affected all countries in Asia, Japan was a major factor behind the turmoil as excesses in its banking and real estate sectors have led to severe currency problems. In the long run, Japan will be the engine that drives the region's eventual recovery, thus it warrants closer investor scrutiny. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the greater-than-expected strength of European economies. As Europe moves toward economic union, these countries have benefited from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses, while providing numerous investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS(R) Investment Management(SM)

    July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders:
For the twelve months ended June 30, 1998, the Fund provided a total return of 29.15% (including the reinvestment of distributions). This compares to a 24.02% return for the Russell Mid-Cap Growth Index (the Russell Index), which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, posted a 30.16% return over the same period.

Through the first half of 1998, the market continued its now familiar theme of favoring larger-capitalization stocks at the expense of mid-cap growth-oriented companies. In the second quarter of 1998, for example, the market exhibited a widely disparate performance in terms of capitalization and investment styles.

The U.S. equity market retreated in the second quarter of 1998, pulling back from the astonishing levels reached in the first quarter. The S&P 500 gained 3.3% in the second quarter, compared to a lofty advance of 14.0% in the first quarter. The Asian situation continued to cast a general pall on the market as investors realized that the region's economic and political troubles were not improving, and, in fact, were worsening. Fears of a widespread bank or corporate failure in Japan also pervaded the market in the second quarter, as investment dollars flowed into U.S. bonds and large-capitalization equities in a flight to quality and liquidity. Amid the Asian woes, fears of a Federal Reserve Board interest-rate hike dissipated. Despite the first quarter's strong 5.4% economic growth, there is general consensus among economists of slower growth for the rest of the year.

A sharp, across-the-board correction in technology stocks that began in the fourth quarter of 1997 continued into the early stages of the second quarter of 1998. We had reduced our holdings in technology in mid- to late-1997. Partly as a result of that reduction, the Fund's technology weighting has been reduced from a high of over 38% of assets to approximately 25%. However, recent performance has been impacted by declines in Edify, Natural Microsystems, Security Dynamics, and Teradyne.

In the health care sector, the Fund was hurt by weak performance from Cytyc, Concentra Managed Care, and PSS World Medical.

Our oil services holdings suffered from weakening demand in Asia due to the continuing economic turmoil in the region, which resulted in dramatically lower energy prices. We continue to believe, however, that we own the right companies in this sector, such as the oil services stocks Diamond Offshore and Cooper Cameron. Based on their strong balance sheets and management talent, we believe stocks in this sector will recover and may be aided by a more normal winter season than we saw last year. We view this as an opportunistic time to add to these positions.

On the positive side, our two largest holdings, Gemstar, which manufactures navigation systems for the consumer electronics market, and Ascend, a wide area data networking company, have posted outstanding gains for the year thus far. Also in 1998, we have added a new position in Computer Learning Centers, an educational services company, which posted a very strong gain in the second quarter of 1998. We added to our holdings in Synopsys, a provider of electronic design automation tools, which also performed well in the second quarter based on strong earnings. These four holdings resulted in a more than 4% gain to the portfolio during the second quarter of 1998.

The portfolio again took profits from buyouts of several companies. Viking Office Products was purchased by Office Depot, Mariner Health was purchased by Paragon Health, and Giant Foods was purchased by a French company during the second quarter of 1998.

We have added recently to a number of out-of-favor stocks that we think offer great growth potential but are not currently providing the near-term earnings momentum in vogue with many investors. Specifically, we added to Cytyc, Edify and Sipex.

Our outlook for the balance of 1998 and early 1999 is mixed. The recent divergence in the performances of the S&P 500 and the small- and mid-cap markets suggests tremendous opportunities in the mid-cap arena. While there is no guarantee that this gap will close soon, we are heartened by the recent return to favor of some growth-oriented stocks.

Asia remains a major concern, and its potential impact on a number of industries has resulted in modifications of several major positions. Specifically, the semiconductor equipment area faces serious challenges over the next few quarters as the Asian economies adjust their exchange and interest rates. However, we feel we have positioned the portfolio to minimize the direct impact of Asia's troubles on the Fund.

We see tremendous value in many of our smaller-capitalization holdings, as well as favorable growth rates. As always, we modify our investment weightings based on valuations and confidence in the individual businesses we look at. We continue to expect positive returns, especially given the currently low interest-rate environment.

Respectfully,

/s/ John W. Ballen                   /s/ Mark Regan

    John W. Ballen                       Mark Regan
    Portfolio Manager                    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGERS' PROFILES
John W. Ballen was named President and Chief Investment Officer of MFS(R) Investment Management(SM) effective August 1, 1998. He is a member of the Board of Directors of MFS(R) Investment Management(SM), as well as portfolio manager of MFS(R) Emerging Growth Fund, MFS(R) World Growth Fund, MFS(R) World Asset Allocation(SM) Fund, MFS(R) Institutional Mid Cap Growth Fund, MFS(R) Institutional Emerging Equities Fund, MFS(R) Emerging Growth Series, part of MFS(R) Variable Insurance Trust(SM), and the Emerging Growth Series, World Asset Allocation(SM) Series and World Growth Series offered through MFS(R)/Sun Life annuity products. Mr. Ballen joined the MFS Research Department in 1984 as an industry specialist. He was named Investment Officer in 1986, Vice President -- Investments in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, Executive Vice President in 1997, and a member of the Board in 1998. Mr. Ballen is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia and a Master of Business Administration degree from Stanford University.

Mark Regan is a Vice President of MFS(R) Investment Management(SM) and portfolio manager of MFS(R) Mid Cap Growth Fund and MFS(R) Institutional Mid Cap Growth Fund. He joined MFS in 1989 as a Research Analyst. He was named an Investment Officer in 1990; an Assistant Vice President -- Investments in 1991; a Vice President -- Investments in 1992 and a portfolio manager in 1993. Mr. Regan is a graduate of Cornell University and the Sloan School of Management at the Massachusetts Institute of Technology.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. Please read it carefully before investing or sending money.

FUND FACTS

Note: The Fund changed its name from MFS(R) Institutional Mid Cap Growth Equity Fund to MFS Institutional Mid Cap Growth Fund effective November 1, 1997.

Objective:                Seeks to provide long-term growth of capital. The Fund
                          invests, under normal market conditions, at least 65% of its total assets in equity securities of companies with market capitalizations within the range of approximately $500 million to $5 billion.

Commencement of
investment operations:    December 28, 1995

Size:                     $48.9 million net assets as of June 30, 1998

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT

(For the period from January 1, 1996, through June 30, 1998)

               MFS
          Institutional       S&P 500          Russell           Consumer
         Mid-Cap Growth      Composite         Mid-Cap          Price Index
              Fund             Index         Growth Index          - U.S.
---------------------------------------------------------------------------
1/96       $3,000,000        $3,000,000        $3,000,000        $3,000,000
6/96        3,336,000         3,303,000         3,524,000         3,064,000
6/97        4,159,000         4,449,000         4,319,000         3,135,000
6/98        4,868,362         5,790,590         4,831,265         3,189,824

AVERAGE ANNUAL TOTAL RETURNS THROUGH JUNE 30, 1998

                                                     1 Year       10 Years/Life
-------------------------------------------------------------------------------
MFS Institutional Mid Cap Growth Fund*                +29.15%        +21.30%
-------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                +30.16%        +30.15%
-------------------------------------------------------------------------------
Russell Mid-Cap Growth Index##                        +24.02%        +21.00%
-------------------------------------------------------------------------------
Consumer Price Index#+                                + 1.75%        + 2.49%
-------------------------------------------------------------------------------

 * "Life" refers to the period from the commencement of the Fund's investment operations, December 28, 1995, through June 30, 1998.
 # Source: CDA/Wiesenberger. "Life" refers to the period from January 1, 1996, through June 30, 1998.
## Source: AIM. "Life" refers to the period from January 1, 1996, through June
   30, 1998.
 + The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. subsidies and waivers may be rescinded at any time. see the prospectus for details.

Portfolio of Investments - June 30, 1998
Stocks - 93.0%
------------------------------------------------------------------------------
Issuer                                                     Shares    Value
------------------------------------------------------------------------------
U.S. Stocks - 91.2%
  Advertising
    Young & Rubicam, Inc.*                                 200     $     6,400
------------------------------------------------------------------------------
  Banks and Credit Companies - 2.5%
    Compass Bancshares, Inc.                             9,500     $   428,687
    First Security Corp.                                13,100         280,422
    Regions Financial Corp.                              3,600         147,825
    Washington Mutual, Inc.                              8,400         364,875
                                                                   -----------
                                                                   $ 1,221,809
------------------------------------------------------------------------------
  Biotechnology - 0.3%
    IDEXX Laboratories, Inc.*                            5,400     $   134,325
------------------------------------------------------------------------------
  Business Machines - 1.0%
    Affiliated Computer Services, Inc., "A"*            12,800     $   492,800
------------------------------------------------------------------------------
  Business Services - 11.0%
    Answerthink Consulting Group, Inc.*                    100     $     2,150
    BISYS Group, Inc.*                                   6,200         254,200
    Computer Learning Centers, Inc.*                    41,300       1,027,337
    Computer Sciences Corp.                             13,100         838,400
    DST Systems, Inc.*                                   8,300         464,800
    Fiserv, Inc.*                                       18,425         782,487
    Learning Tree International, Inc.*                  34,500         694,312
    Paymentech, Inc.*                                   23,600         485,275
    Professional Detailing, Inc.*                          100           2,488
    SPS Transaction Services, Inc.*                      6,000         188,250
    Technology Solutions Co.*                           20,650         654,347
                                                                   -----------
                                                                   $ 5,394,046
------------------------------------------------------------------------------
  Chemicals - 2.9%
    Cambrex Corp.                                       16,000     $   420,000
    Sigma-Aldrich Corp.                                 28,400         997,550
                                                                   -----------
                                                                   $ 1,417,550
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.6%
    Autodesk, Inc.                                      13,900     $   536,887
    Intuit, Inc.*                                        3,500         214,375
    MicroProse, Inc.*                                    8,340          37,009
    Verio, Inc.*                                           200           4,975
                                                                   -----------
                                                                   $   793,246
------------------------------------------------------------------------------
  Computer Software - Services
    International Integration, Inc.*                       100     $     1,725
------------------------------------------------------------------------------
  Computer Software - Systems - 11.2%
    BMC Software, Inc.*                                 12,300     $   638,831
    Cadence Design Systems, Inc.*                       18,820         588,125
    Compuware Corp.*                                     4,200         214,725
    Comverse Technology, Inc.*                           8,400         435,750
    Discreet Logic, Inc.*                               47,100         547,538
    Edify Corp.*                                        89,200         903,150
    Oracle Corp.*                                       24,062         591,023
    Rational Software Corp.*                             6,800         103,700
    Security Dynamics Technologies, Inc.*               16,700         308,950
    Synopsys, Inc.*                                     24,862       1,137,436
                                                                   -----------
                                                                   $ 5,469,228
------------------------------------------------------------------------------
  Consumer Goods and Services - 1.7%
    Lo Jack Co.*                                        31,200     $   388,050
    Sportsline USA, Inc.*                                5,400         197,438
    Tyco International Ltd.                              4,260         268,380
                                                                   -----------
                                                                   $   853,868
------------------------------------------------------------------------------
  Electrical Equipment - 3.3%
    Cable Design Technologies Corp.*                    78,850     $ 1,626,281
------------------------------------------------------------------------------
  Electronics - 4.4%
    Analog Devices, Inc.*                                6,900     $   169,481
    KLA-Tencor Corp.*                                    4,300         119,056
    Sipex Corp.*                                        50,800       1,092,200
    Teradyne, Inc.*                                     28,000         749,000
                                                                   -----------
                                                                   $ 2,129,737
------------------------------------------------------------------------------
  Energy - 0.3%
    BJ Services Co.*                                     4,500     $   130,781
------------------------------------------------------------------------------
  Entertainment - 8.0%
    Citadel Communications Corp.                           400     $     6,400
    Cox Radio, Inc., "A"*                                4,700         203,275
    Gemstar International Group Ltd.*                   60,661       2,270,996
    Heftel Broadcasting Corp., "A"*                     16,600         742,850
    Jacor Communications, Inc.*                          3,300         194,700
    Mediaone Group, Inc.*                               11,900         522,856
                                                                   -----------
                                                                   $ 3,941,077
------------------------------------------------------------------------------
  Financial Institutions - 2.2%
    ARM Financial Group, Inc., "A"                       1,700     $    37,613
    Finova Group, Inc.                                   9,600         543,600
    Union Planters Corp.                                 8,100         476,381
                                                                   -----------
                                                                   $ 1,057,594
------------------------------------------------------------------------------
  Financial Services - 0.5%
    Enhance Financial Services Group, Inc.               7,200     $   243,000
------------------------------------------------------------------------------
  Food and Beverage Products - 1.3%
    Beverly Enterprises, Inc.*                           7,800     $   107,738
    McCormick & Co., Inc.                               10,800         385,762
    Tootsie Roll Industries, Inc.                        1,766         135,541
                                                                   -----------
                                                                   $   629,041
------------------------------------------------------------------------------
  Industrial - 0.5%
    Mutual Risk Management Ltd.                          6,200     $   225,913
------------------------------------------------------------------------------
  Insurance - 1.7%
    ESG Re Ltd.                                         12,900     $   278,962
    Healthcare Recoveries, Inc.*                        11,900         235,025
    Life Re Corp.                                        1,500         124,313
    Mid Ocean Ltd.                                       2,700         211,950
                                                                   -----------
                                                                   $   850,250
------------------------------------------------------------------------------
  Medical and Health Products - 1.3%
    Biomet, Inc.                                         4,100     $   135,556
    Cytoclonal Pharmaceuticals, Inc.*                    3,200          22,400
    Datascope Corp.*                                     1,100          29,219
    King Pharmaceuticals, Inc.*                          1,400          19,600
    Mentor Corp.                                         3,800          92,150
    PSS World Medical, Inc.*                            18,400         269,100
    UroMed Corp.*                                       13,800          76,763
                                                                   -----------
                                                                   $   644,788
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 9.5%
    Concentra Managed Care, Inc.*                       61,536     $ 1,599,936
    Cytyc Corp.*                                        91,800       1,497,487
    HCIA, Inc.*                                         14,600         187,975
    HealthSouth Corp.*                                  14,940         398,711
    MedPartners, Inc.*                                  12,100          96,800
    Mid Atlantic Medical Services, Inc.*                25,900         297,850
    Total Renal Care Holdings, Inc.*                    15,143         522,434
    Transition Systems, Inc.*                            6,600          70,125
                                                                   -----------
                                                                   $ 4,671,318
------------------------------------------------------------------------------
  Oil Services - 3.6%
    Cooper Cameron Corp.*                                8,800     $   448,800
    Diamond Offshore Drilling, Inc.                      7,500         300,000
    Global Industries, Inc.*                            14,600         246,375
    National Oilwell, Inc.*                              3,000          80,438
    Noble Drilling Corp.*                               18,800         452,375
    Transocean Offshore, Inc.                            4,800         213,600
                                                                   -----------
                                                                   $ 1,741,588
------------------------------------------------------------------------------
  Oils - 2.5%
    Apache Corp.                                         7,100     $   223,650
    Houston Exploration Co.*                             9,200         211,025
    Newfield Exploration Co.*                           31,200         776,100
                                                                   -----------
                                                                   $ 1,210,775
------------------------------------------------------------------------------
  Printing and Publishing - 1.5%
    Scholastic Corp.*                                   11,300     $   450,587
    Scripps (E.W.) Howard, Inc.                          4,700         257,619
                                                                   -----------
                                                                   $   708,206
------------------------------------------------------------------------------
  Railroads - 1.3%
    Kansas City Southern Industries, Inc.               13,000     $   645,125
------------------------------------------------------------------------------
  Restaurants and Lodging - 0.8%
    Choice Hotels, Inc.*                                 2,750     $    37,297
    Promus Hotel Corp.*                                  9,600         369,600
                                                                   -----------
                                                                   $   406,897
------------------------------------------------------------------------------
  Stores - 5.1%
    BJ's Wholesale Club, Inc.*                          32,100     $ 1,304,062
    Rite Aid Corp.                                      27,600       1,036,725
    Viking Office Products, Inc.*                        4,100         128,638
                                                                   -----------
                                                                   $ 2,469,425
------------------------------------------------------------------------------
  Supermarkets - 1.6%
    Meyer (Fred), Inc.*                                 18,360     $   780,300
------------------------------------------------------------------------------
  Telecommunications - 9.6%
    Aerial Communications, Inc.*                        50,500     $   315,625
    Ascend Communications, Inc.*                        37,410       1,854,133
    Aspect Telecommunications Corp.*                    17,600         481,800
    Cellular Communications International*               1,500          74,813
    Com21, Inc.*                                           100           2,125
    Corsair Communications, Inc.*                        6,900          64,256
    Cox Communications, Inc.*                            5,700         276,094
    Intermedia Communications, Inc.*                    10,800         452,925
    Lightbridge, Inc.*                                  22,800         193,800
    Natural Microsystems Corp.*                         16,700         267,200
    Qwest Communications International, Inc.*           20,414         711,938
                                                                   -----------
                                                                   $ 4,694,709
------------------------------------------------------------------------------
  Utilities - Telephone
    U.S. West, Inc.*                                       158     $     7,426
------------------------------------------------------------------------------
Total U.S. Stocks                                                  $44,599,228
------------------------------------------------------------------------------
Foreign Stocks - 1.8%
  Bermuda -- 1.0%
    Ace Ltd.                                            13,100     $   510,900
------------------------------------------------------------------------------
  Netherlands - 0.8%
    Elsag Bailey Process Automation N.V. (Machinery)*   15,500     $   372,969
------------------------------------------------------------------------------
Total Foreign Stocks                                               $   883,869
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $42,134,889)                        $45,483,097
------------------------------------------------------------------------------
Short-Term Obligations - 7.3%
------------------------------------------------------------------------------
                                                 Principal Amount
                                                    (000 Omitted)
------------------------------------------------------------------------------
  Federal Home Loan Bank, due 7/01/98                   $  730     $   730,000
  Federal National Mortgage Assn., due 7/02/98           2,850       2,849,570
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 3,579,570
------------------------------------------------------------------------------
Total Investments (Identified Cost, $45,714,459)                   $49,062,667
Other Assets, Less Liabilities - (0.3)%                               (126,889)
------------------------------------------------------------------------------
Net Assets - 100.0%                                                $48,935,778
------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

Financial Statements
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
June 30, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $45,714,459)           $49,062,667
  Cash                                                                 3,632
  Receivable for investments sold                                     65,956
  Dividends receivable                                                10,236
  Receivable from investment adviser                                  56,993
  Deferred organization expense                                        4,182
  Other assets                                                           873
                                                                 -----------
      Total assets                                               $49,204,539
                                                                 -----------
Liabilities:
  Payable for investments purchased                               $  238,059
  Payable to affiliates -
    Management fee                                                     2,374
    Administrative fee                                                    60
    Shareholder servicing agent fee                                       27
  Accrued expenses and other liabilities                              28,241
                                                                 -----------
      Total liabilities                                           $  268,761
                                                                 -----------
Net assets                                                       $48,935,778
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $40,483,315
  Unrealized appreciation on investments                           3,348,208
  Accumulated undistributed net realized gain on investments       5,104,255
                                                                 -----------
      Total                                                      $48,935,778
                                                                 ===========
Shares of beneficial interest outstanding                         3,254,597
                                                                  =========

Net asset value, redemption price, and offering price per share
  (net assets of $48,935,778 / 3,254,597 shares of beneficial
  interest outstanding)                                             $15.04
                                                                    ======

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
Year Ended June 30, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $   74,811
    Dividends                                                          71,859
    Foreign taxes withheld                                                (16)
                                                                   ----------
      Total investment income                                      $  146,654
                                                                   ----------

  Expenses -
    Management fee                                                 $  184,339
    Trustees' compensation                                              5,000
    Shareholder servicing agent fee                                     2,317
    Administrative fee                                                  4,372
    Registration fee                                                   17,673
    Auditing fee                                                       18,065
    Custodian fee                                                      11,962
    Printing                                                            6,470
    Legal fee                                                           1,883
    Amortization of organization expenses                               1,394
    Miscellaneous                                                          75
                                                                   ----------
      Total expenses                                               $  253,550
    Fees paid indirectly                                               (2,427)
    Reduction of expenses by investment adviser                       (51,423)
                                                                   ----------
      Net expenses                                                 $  199,700
                                                                   ----------
        Net investment loss                                        $  (53,046)
                                                                   ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                   $6,352,347
  Change in unrealized appreciation on investments                  1,207,679
                                                                   ----------
        Net realized and unrealized gain on investments            $7,560,026
                                                                   ----------
            Increase in net assets from operations                 $7,506,980
                                                                   ==========
See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
Year Ended June 30,                                    1998            1997
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                             $   (53,046)      $    (1,784)
  Net realized gain on investments                  6,352,347           349,787
  Net unrealized gain on investments                1,207,679         2,091,782
                                                  -----------       -----------
    Increase in net assets from operations        $ 7,506,980       $ 2,439,785
                                                  -----------       -----------
Distributions declared to shareholders
  from net realized gain on investments           $(1,324,355)      $  (355,868)
                                                  -----------       -----------
Net increase in net assets from Fund
  share transactions                              $17,746,250       $14,773,623
                                                  -----------       -----------
      Total increase in net assets                $23,928,875       $16,857,540
Net assets:
  At beginning of period                           25,006,903         8,149,363
                                                  -----------       -----------

  At end of period (including accumulated
    net investment loss of $0 and $0,
    respectively)                                 $48,935,778       $25,006,903
                                                  ===========       ===========
See notes to financial statements

Financial Statements - continued
Financial Highlights
-------------------------------------------------------------------------------------------------------------------
                                                                   Year Ended
                                                       ------------------------------------          Period Ended
                                                       June 30, 1998          June 30, 1997          June 30, 1996*
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $12.25                 $11.13                 $10.00
                                                              ------                 ------                 ------
Income from investment operations# -
  Net investment loss(S)                                      $(0.02)                $(0.00)**              $(0.01)
  Net realized and unrealized gain on investments               3.45                   1.40                   1.14
                                                              ------                 ------                 ------
      Total from investment operations                        $ 3.43                 $ 1.40                 $ 1.13
                                                              ------                 ------                 ------
Less distributions declared to shareholders from net
  realized gain on investments                                $(0.64)                $(0.28)                $ --
                                                              ------                 ------                 ------
Net asset value - end of period                               $15.04                 $12.25                 $11.13
                                                              ======                 ======                 ======
Total return                                                  29.15%                 12.80%                 11.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                     0.65%                  0.65%                  0.70%+
  Net investment loss                                        (0.17)%                (0.01)%                (0.25)%+
Portfolio turnover                                              143%                   136%                    33%
Net assets at end of period (000 omitted)                    $48,936                $25,007               $  8,149

  * For the period from the commencement of the Fund's investment operations, December 28, 1995, through
    June 30, 1996.
 ** The per share amount was less than $0.01.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily agreed to maintain the other expenses, excluding management fees, of the
    Fund at no more than 0.05% of average daily net assets effective May 3, 1996. During the period December 28,
    1995, through May 2, 1996, the Adviser agreed to maintain the expenses at no more than 0.75%. To the extent actual expenses were over these limitations, the net investment loss per share and ratios would have been:

      Net investment loss                                     $(0.04)                $(0.04)                $(0.09)
      Ratios (to average net assets):
        Expenses##                                             0.83%                  0.98%                  2.59%+
        Net investment loss                                  (0.35)%                (0.34)%                (2.14)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Mid Cap Growth Fund (formerly MFS(R) Institutional Mid Cap Growth Equity Fund), (the Fund) is a diversified series of MFS(R)
Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 1998, $53,046 was reclassified from accumulated net investment loss to accumulated net realized gain on investments due to differences between book and tax accounting for the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of average daily net assets. The investment adviser has voluntarily agreed to pay expenses of the Fund in order to maintain other expenses, excluding management fees, at no more than 0.05% of the Fund's average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $57,386,091 and $42,729,401, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $45,958,760
                                                                  ===========
Gross unrealized appreciation                                     $ 5,980,952
Gross unrealized depreciation                                      (2,632,744)
                                                                  -----------
    Net unrealized appreciation                                   $ 3,103,907
                                                                  ===========
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               Year Ended June 30, 1998        Year Ended June 30, 1997
                                       --------------------------------  ------------------------------
                                              Shares            Amount         Shares           Amount
---------------------------------------------------------------------------------------------------------
Shares sold                                1,169,138       $17,272,721       1,284,350      $14,503,643
Shares issued to shareholders in
  reinvestment of distributions               90,842         1,125,529          25,021          269,980
Shares reacquired                            (46,638)         (652,000)       --              --
                                           ---------       -----------       ---------      -----------
    Net increase                           1,213,342       $17,746,250       1,309,371      $14,773,623
                                           =========       ===========       =========      ===========

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended June 30, 1998, was $207.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS Institutional Mid Cap Growth Fund (formerly MFS(R) Institutional Mid Cap Growth Equity Fund) (one of the series comprising MFS Institutional Trust) as of June 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for years ended June 30, 1998 and 1997, and the financial highlights for each of the years in the three-year period ended June 30, 1998. These financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conduct our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Mid Cap Growth Fund at June 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 7, 1998

Federal Tax Information

In January 1999, shareholders will be mailed a Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1998.

For the year ended June 30, 1998, the amount of distributions from income eligible for the 70% dividend received deduction for corporations came to 2%.

The Fund has designated $137,883 as a capital gain dividend.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                               IMC-2 8/98   .5M